EXHIBIT 10.1

                         RESTRICTED STOCK AWARD CONTRACT

                                   July __, 2002

     This Restricted Stock Award Contract (this "Contract") is between MedSource Technologies, Inc., a Delaware corporation (the "Company"), and
_________________ (the "Employee").

                                    Recitals
                                    --------

     The Company has established the MedSource Technologies, Inc. 1999 Stock Plan (the "Plan"), a copy of which has been or is being provided to the Employee herewith (capitalized terms used but not defined herein have the meanings assigned to them in the Plan).

     The Administrators have determined that the Employee be granted shares of Common Stock, subject to the restrictions set forth below and in the Plan.

                                    Agreement
                                    ---------

     1. Grant of Shares. Subject to the terms and conditions of this Contract and the Plan, the Company hereby grants to the Employee _________ shares (the "Shares") of Common Stock.

     2. Vesting of Shares.

     Subject to earlier termination as provided in this Contract and the Plan, one-half of the Shares shall vest on July 29, 2002 and the remaining one-half of the Shares shall vest on July 29, 2003 provided that Executive is an employee of the Company as of each vesting date. Notwithstanding the foregoing, the interest of the Employee in the Stock shall vest as to all of the then unvested Stock upon the Employee's termination of employment due to death, Disability, termination by the Company other than for cause or upon a Change of Control (the occurrence of any event or series of events set forth in Section 11(b) of the
Plan) of the Company.

     3. Restrictions.

     (a) The Employee may not sell, assign, transfer, pledge, exchange, encumber, hypothecate or otherwise dispose of any of the Shares until such Shares shall have vested in accordance with Section 2.

     (b) If the Employee's employment with the Company ceases, any Shares that have not vested at the time of such termination as provided in 2 above shall be forfeited by the Employee and ownership transferred back to the Company.

     4. Certificates Representing the Shares.

     (a) The Shares shall be represented by one or more certificates registered in the name of the Employee, which shall be held by the Company until they shall have become vested pursuant to the terms hereof. From and after the date of original issuance and through the


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vesting thereof, any certificates representing unvested Shares shall bear a legend in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A RESTRICTED STOCK AWARD CONTRACT BETWEEN THE REGISTERED HOLDER HEREOF AND THE COMPANY. A COPY OF SUCH RESTRICTED STOCK AWARD CONTRACT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY."

     (b) The Company shall retain possession of certificates representing the Shares until the same become vested and is hereby appointed the attorney-in-fact, with full power of substitution of the Employee, for the sole purpose of carrying out the provisions of this Contract and taking any action and executing any instrument which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Concurrently herewith, the Employee is delivering to the Company a stock power, duly endorsed in blank, relating to the Shares. The Company as attorney-in-fact for the Employee may, in the name and stead of the Employee, make and execute all conveyances, assignments and transfers of the Shares, and the Employee hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof, provided that the foregoing shall be solely for the purpose of carrying out the provisions of this Contract, including, without limitation, the forfeiture to the Company of any unvested Shares pursuant to Section 3(b). Nevertheless, the Employee shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in its judgment of the Company, be necessary, appropriate or advisable for the purpose hereof.

     5. Rights as Stockholder. The Shares, when acquired by the Employee, shall constitute issued and outstanding shares of Common Stock for all purposes, except for the right to transfer set forth in Section 3 and as set forth in
Section 6.

     6. Changes in Stock. In the event that as a result of (a) any stock dividend, stock split, recapitalization or other change in the Common Stock, or
(b) any merger or sale of all or substantially all of the assets of other acquisition of the Company, and by virtue of any such change the Employee shall in her capacity as owner of unvested Shares that have been awarded to him (the "Prior Shares") be entitled to new or additional or different shares or securities, such new or additional or different shares or securities shall thereupon be considered to be unvested Shares and shall be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to this Agreement.

     7. Delivery of Securities. When the Shares shall become vested pursuant to the provisions of this Agreement, the Company shall promptly issue and deliver to the Employee one or more certificates representing such shares, which do not contain the legend set forth in Section 4(a), registered in the name of the Employee or, if deceased, his legatees, personal representatives or distributees or, if the Employee is legally incompetent, to a legally designated guardian or representative.

     8. Taxes. The Employee shall be liable for any and all taxes, including withholding taxes, arising out of this grant or the vesting of Shares hereunder. At the option of the Company,


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the Employee may satisfy such withholding tax obligation by the Company retaining Shares having a fair market value equal to the Company's minimum withholding obligation.

     9. No Right to Employment. Nothing in the Plan or this Contract shall be construed to give the Employee any right to be awarded any additional Shares or to confer on the Employee any right to continue in the employ of the Company or any of its subsidiaries or to be evidence of any agreement or understanding, express or implied, that the Company or any of its subsidiaries shall employ the Employee in any particular position or at any particular rate of remuneration, or for any particular period of time or to interfere in any way with the right of the Company (or the right of the Employee) to terminate the employment of the Employee at any time, with or without cause.

     10. No Transfer or Assignment. Except as expressly set forth herein, no right or benefit of the Employee hereunder shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber, or charge the same shall be void.

     11. Amendments. This Contract may only be amended or modified by written agreement of the Company and the Employee.

     12. Successor and Assigns. This Contract shall be binding upon and inure to the benefit of the Company and its successors and assigns, and shall be binding upon and inure to the benefit of the Employee and his legatees, distributees and personal representatives.

     13. Governing Law. The validity, interpretation, construction and performance of this Contract shall be governed by the laws of the State of Delaware applicable to agreements made and to be performed entirely in such state.

     14. Signature in Counterparts. This Contract may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     The parties have executed this Restricted Stock Award Contract as of the date first written above.

                                        MEDSOURCE TECHNOLOGIES, INC.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        ----------------------------------------
                                        Name:

                                        Address:

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